ARTHUR ANDERSEN LLP



                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports, dated February 19,1999, included in this Form 10-K, into AMF Bowling Worldwide, Inc.'s previously filed Registration Statement File No. 333-4877.




Richmond, Virginia
March 17, 1999